UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2024

LAFAYETTE SQUARE USA, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01427	87-2807075

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 SW 7th St, Unit 1911, Miami, Florida	33130-2992
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 753-7096

________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 2	Financial Information
Item 2.02	Results of Operations and Financial Condition

Fourth Quarter 2023 Portfolio Update

Originations

Lafayette Square USA, Inc. ("BDC" or the "Company") originated $165.4 million in new middle-market investment commitments during the three months ended December 31, 2023. Of the new middle-market investment commitments, $103.7 million funded at close as follows1:

•$34.6 million to a new portfolio company, M&S Acquisition Corporation, a provider of independent valuation and advisory services to middle-market companies, providing multi-disciplinary solutions for independent assessments, with headquarters located in zip code 90017 of the Far West region.
•$15.8 million to a new portfolio company, Best Friends Pet Care Holdings Inc., an independent pet care provider offering a comprehensive suite of pet care services, including boarding, grooming, doggy day care, training and retail services, with headquarters located in zip code 06854 of the Empire region.
•$13.9 million to a new portfolio company, Critical Nurse Staffing, LLC, a national provider of skilled home nursing and unskilled home care, including patient-directed caregiving, with headquarters located in zip code 81501 of the Four Corners region.
•$10.1 million to a new portfolio company, Ironhorse Purchaser, LLC, a provider of specialty asset rental solutions for the containment of liquid & solid waste along with complementary waste hauling and “in-the-fence” coordination solutions, with headquarters located in zip code 77081 of the Gulf Coast region.
•$8.5 million to a new portfolio company, MSPB MSO, LLC, a primary care focused multi-specialty physician group that provides quality and efficient medical care in Florida's Palm Beach and Broward counties, with headquarters located in zip code 33437 of the Southeast region.
•$8.4 million to a new portfolio company, Cafe Zupas, L.C., a fast casual restaurant concept with 69 locations across the US serving a broad menu of salads, protein bowls, soups and sandwiches to meet a variety of health goals and diets, with headquarters located in zip code 84119 of the Four Corners region.
•$5.8 million to an existing portfolio company, H.W. Lochner Inc., a provider of design, planning, regulator, permitting and broader civil engineering services to public and private sector clients, including state DOTs, tollway authorities, cities, counties as well as general and commercial aviation authorities, with headquarters located in zip code 60606 of the Great Lakes region.
•$3.6 million to an existing portfolio company, Direct Digital Holdings LLC, a full service programmatic advertising platform focused on providing advertising technology, data driven campaign optimization and other valuable ad tech to both the buy and sell side of the digital advertising ecosystem, with headquarters located in zip code 77027 of the Gulf Coast region.
•$3.0 million to a new portfolio company, Standard Real Estate Investments LP, a real estate private equity firm that manages capital on behalf of institutions and specializes in real estate development investments, with headquarters located in zip code 90028 of the Far West region.

1 Names of regions correspond to naming convention from our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Headquarters information is based on data provided by each portfolio company to the Company.

Tracking Progress Towards Our Goals

In order to follow our progress towards the Company's 2030 Goals (described in further detail in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022), we track a variety of employee data and key performance indicators for our portfolio companies. Some of the metrics we track rely on feedback on certain employee data points from our portfolio companies. We cannot guarantee the accuracy of the information provided to us by our portfolio companies and the metrics used by different portfolio companies to calculate the information that they provide to us may differ significantly as between such portfolio companies.

Based on the information received as of December 31, 2023, 50.1% percent of our portfolio (and 57.6% of the transactions where we were lead agent) was invested in borrowers who are either located in Underserved Areas2 or are substantial employers of LMI people, and among our portfolio companies where we receive census data, 5,402 LMI individuals were employed out of a total of 7,380 employees (with 15,029 people employed in total by all of our portfolio companies). In addition, with respect to engagement by our portfolio companies with our Third-Party Solution Providers, based on the information received as of December 31, 2023, 26.3% of our Portfolio Companies (and 41.7% of the transactions where we were lead agent) had adopted our Third-Party Solution Providers (for a total of five Third-Party Solution Providers), with 447 workers served and a total of 3,425 workers with access to services. It is expected that updated information about certain borrowers (including information covering the three months ended December 31, 2023) will be received subsequent to this filing and will be included in future filings of the Company.

The information in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

2 “Underserved Areas” refers to low- and moderate- income (“LMI”) areas, Empowerment Zones, as defined in the Empowerment Zones and Enterprise Communities Act of 1993, as amended (“Empowerment Zones”), Opportunity Zones, as defined in the U.S. Tax Cut and Jobs Act of 2017 (“Opportunity Zones”), and/or areas targeted by a government entity for redevelopment or to revitalize or stabilize designated disaster areas. LMI is defined under applicable CRA regulation as an individual income that is less than 80 percent of the area median income (“AMI”) or a median family income that is less than 80 percent in a census tract. AMI is defined as the median family income for the metropolitan statistical area or metropolitan division, if applicable, or if the person or census tract is located outside of a metropolitan statistical area, the statewide nonmetropolitan median family income. Census tracts are defined by the U.S. Government and may include LMI, Opportunity Zones and/or Empowerment Zones. Throughout this Form 8-K, we may use the terms "LMI" and "working class" interchangeably.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lafayette Square USA, Inc.

Date: January 22, 2024	By:	/s/ Seren Tahiroglu
	Name:	Seren Tahiroglu
	Title:	Chief Financial Officer